UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

THE GLIMPSE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40556	81-2958271
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 West 38th St., 12th Floor

New York, NY 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703)-594-7496

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 17, 2026, The Glimpse Group, Inc. (the “Company”) filed with the Secretary of State of the State of Nevada a Certificate of Amendment to change the name of the Company to “Brightline Interactive, Inc.” (the “Name Change Amendment”). The Name Change Amendment will become effective at 12:01 a.m. Eastern Time on August 20, 2026.

The Name Change Amendment will not in any way affect the voting or other rights that accompany the Company’s common stock, par value $0.001 per share (“Common Stock”), or the validity or transferability of the shares of Common Stock currently outstanding.

The Company’s shares of Common Stock continue to be quoted on The Nasdaq Capital Market. Beginning with the opening of trading on August 20, 2026, trading will be done under the new corporate name and symbol “BTLN” (the “Symbol Change”). There will be no change to the Common Stock’s CUSIP in connection with the Name Change Amendment or the Symbol Change.

The Name Change Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 19, 2026, the Company issued a press release announcing the above referenced corporate name change. A copy of the press release is attached hereto as Exhibit 99.1.

Further on August 19, 2026, the Company issued a letter from Tyler H. Gates, the Company’s President and Chief Executive Officer providing an overview of the above referenced corporate name change and additional changes occurring at the Company.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment, effective August 20, 2026
99.1	Press Release, dated August 19, 2026
99.2	CEO Letter, dated August 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GLIMPSE GROUP, INC.

Date: August 19, 2026	/s/ Tyler Gates
	Name:	Tyler Gates
	Title:	President and Chief Executive Officer